Fees Summary	Feb. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,688,000.00
Previously Paid Amount	0.00
Total Fee Amount	564.63
Total Offset Amount	0.00
Net Fee	$ 564.63
Final Prospectus	false